EXHIBIT 99
FOR IMMEDIATE RELEASE	CONTACT:
Tuesday March 30, 2010	John A. Ustaszewski Chief Financial Officer (740) 657-7000

The Corporation announced today the results of analysis related to restatement of interim operating results on Form 10-Q. As reported in its Form 8-K filing from March 10, 2010, DCB Financial Corp will be restating its interim results on Form 10-Q prior to issuing its annual operating results on Form 10-K later this month. The results for the second and third quarter 2009 are being amended to reflect a change in The Delaware County Bank and Trust’s (“the Bank”), its wholly-owned sub, determination of fair value and recognition of other-than-temporary-impairment per guidance of the Federal Deposit Insurance Corp (“FDIC”) and the Ohio Department of Financial Institutions (“ODFI”).

During the Bank’s 2009 Safety and Soundness regulatory exam, The Bank’s primary Federal and State regulators (FDIC and ODFI) questioned whether The Bank’s methodology used in the determination of fair value and impairment analysis of its CDO (collateralized-debt obligation) investment portfolio fully recognized possible future cash flow impairment. The regulators view was that defaults in payment on these investments are expected to accelerate above the levels in the previous model. Management agreed to change its assumptions and provide further analysis to the FDIC and the ODFI in support of the CDO impairment analysis.

The change in assumptions and further analysis to reflect the regulators’ view resulted in the Bank’s revising the prior determination of fair value and increasing the amounts of other-than-temporary impairment in the Bank’s Report of Income and Condition (“Call Report”) for the second and third quarters of 2009. To ensure consistency with the revised Call Reports, the Corporation has decided to amend the interim financial statements filed on Form-Q for the same periods reflecting the Bank’s change in assumptions and further analysis.

Subsequent to its March 10, 2010 Form 8-K filing, the Corporation completed its analysis of its $8.0 million CDO portfolio and determined the amounts necessary to amend its Call Reports. Based on that analysis the Call Report for second quarter operating results will be adjusted for a pre-tax loss of $780 thousand to recognize other-than-temporary impairment on the portfolio. The adjusted cost value of the portfolio at June 30, 2010 is $7.2 million, while the fair value is $2.8 million. The amendments to the Form 10-Q to reflect these changes resulted in a quarterly net loss of $721 thousand, and a per share loss of $0.19. This compares to a quarterly net loss of $209 thousand and a per share loss of $0.06 as previously reported. The amended year-to-date loss of $1.79 million and $0.48 per share compares to a $1.28 million and $0.34 per share loss as previously reported.

The third quarter Call Report results will be amended to reflect a pre-tax loss of $911 thousand to recognize additional other-than-temporary-impairment on the portfolio. The adjusted cost value of the portfolio at September 30, 2010 is $5.5 million, while the fair value is $1.7 million. The amendments to the 10-Q to reflect these changes resulted in a quarterly and year-to-date loss of $1.45 million and $3.24 million respectively, while loss per share was $0.39 for the quarter and $0.87 year-to-date. The Corporation had previously reported an $849 thousand or $0.23 per share quarterly loss, and a $2.13 million or $0.57 per share year-to-date loss.

The change in interim results is based on the Bank’s increased default estimates on the underlying collateral within the CDO pools. Previously, Bank’s assumptions were 75 basis points annual defaults and a 15% recovery rate with a two-year time lag and a prepayment rate of 1% with 100% at maturity. The restatements are based on issuer specific default estimation and then a blanket application of 2% annual defaults for two years and 75 basis points thereafter with 10% recoveries lagged two years.

Business of DCB Financial Corp
DCB Financial Corp (the “Corporation”) is a financial holding company formed under the laws of the State of Ohio. The Corporation is the parent of The Delaware County Bank & Trust Company, (the “Bank”) a state-chartered commercial bank. The Bank conducts business from its main offices at 110 Riverbend Avenue in Lewis Center, Ohio, and through its 18 full-service branch offices located in Delaware County, Ohio and surrounding communities. The Bank provides customary retail and commercial banking services to its customers, including checking and savings accounts, time deposits, IRAs, safe deposit facilities, personal loans, commercial loans, real estate mortgage loans, night depository facilities and trust and personalized wealth management services. The Bank also provides cash management, bond registrar and payment services. The Bank offers data processing services to other financial institutions; however such services are not a significant part of its current operations or revenues.

Application of Critical Accounting Policies
DCB’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States and follow general practices within the financial services industry. The application of these principles requires management to make estimates, assumptions, and judgments that affect the amounts reported in the financial statements and accompanying notes. These estimates, assumptions, and judgments are based on information available as of the date of the financial statements; as this information changes, the financial statements could reflect different estimates, assumptions, and judgments.

The most significant accounting policies followed by the Corporation are presented in Note 1 of the audited consolidated financial statements contained in the Corporation’s 2008 Annual Report to Shareholders. These policies, along with the disclosures presented in the other financial statement notes and in this financial review, provide information on how significant assets and liabilities are valued in the financial statements and how those values are determined.

Forward-Looking Statements
Certain statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to the financial condition and prospects, lending risks, plans for future business development and marketing activities, capital spending and financing sources, capital structure, the effects of regulation and competition, and the prospective business of both the Corporation and its wholly-owned subsidiary The Delaware County Bank & Trust Company (the “Bank”). Where used in this report, the word “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar words and expressions, as they relate to the Corporation or the Bank or their respective management, identify forward-looking statements. Such forward-looking statements reflect the current views of the Corporation and are based on information currently available to the management of the Corporation and the Bank and upon current expectations, estimates, and projections about the Corporation and its industry, management’s belief with respect thereto, and certain assumptions made by management. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to: (i) significant increases in competitive pressure in the banking and financial services industries; (ii) changes in the interest rate environment which could reduce anticipated or actual margins; (iii) changes in political conditions or the legislative or regulatory environment; (iv) general economic conditions, either nationally or regionally (especially in central Ohio), becoming less favorable than expected resulting in, among other things, a deterioration in credit quality of assets; (v) changes occurring in business conditions and inflation; (vi) changes in technology; (vii) changes in monetary and tax policies; (viii) changes in the securities markets; and (ix) other risks and uncertainties detailed from time to time in the filings of the Corporation with the Commission.

The Corporation does not undertake, and specifically disclaims any obligation, to publicly revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.